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Exhibit 10(p)(p)

HEWLETT-PACKARD COMPANY
1997 DIRECTOR STOCK PLAN COMMON STOCK PAYMENT AGREEMENT

        THIS AGREEMENT, dated DATE ("Grant Date") between HEWLETT-PACKARD COMPANY, a Delaware corporation (the "Company"), and NAME (the "Director"), a director of Company is entered into as follows:

WITNESSETH:

        WHEREAS, the Company has established the Hewlett-Packard Company 1997 Director Stock Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A" and made part hereof; and

        WHEREAS, The Director has filed and election in accordance with the terms of the Plan to be granted a Common Stock Payment (as defined the Plan) under the Plan as hereinafter set forth below;

        NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, the Company grants the Director a Common Stock Payment in the amount of SHARES shares of its $0.01 par value Company common stock (the "Shares") upon the terms and conditions set forth herein.

1.
The Shares are granted under and pursuant to the Plan and are subject to each and all of the provisions thereof.

2.
The Shares shall be deposited in certificate with the Company's Secretary or book entry form in escrow until the restrictions on the Shares lapse, i.e., vest.

3.
The Shares may not be pledged, sold or otherwise assigned until all restrictions pertaining to such shares are terminated.

4.
One-third of the Shares shall vest and be released from escrow on the first anniversary of the Grant Date, an additional one-third of the Shares shall vest and be released from escrow on the second anniversary of the Grant Date and all shares shall vest and be released from escrow on the third anniversary of the Grant Date.

5.
The Director agrees to receive stockholder information, including copies of any annual report, proxy and Form 10K, from the investor relations section of the HP web site at www.hp.com. The Director acknowledges that additional copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Company Secretary.

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate the day and year first above written.

HEWLETT-PACKARD COMPANY
By	/s/ CARLTON S. FIORINA Carlton S. Fiorina Chairman and Chief Executive Officer
By	/s/ ANN O. BASKINS Ann O. Baskins Sr. Vice President, General Counsel and Secretary
Signed
Name of Director

HEWLETT-PACKARD COMPANY
1997 DIRECTOR STOCK PLAN OPTION AGREEMENT

        THIS AGREEMENT, dated DATE ("Grant Date") between HEWLETT-PACKARD COMPANY, a Delaware corporation (the "Company"), and NAME (the "Director"), a director of Company is entered into as follows:

WITNESSETH:

        WHEREAS, the Company has established the Hewlett-Packard Company 1997 Director Stock Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A" and made a part hereof; and

        WHEREAS, the Director has filed an election in accordance with the terms of the Plan to be granted an option under the Plan as hereinafter set forth below;

        NOW THEREFORE, the parties hereby agree that in consideration of services rendered and to be rendered, the Company grants the Director an option (the "Option") to purchase # OF SHARES shares of its $0.01 par value Company common stock (the "Shares") upon the terms and conditions set forth herein.

1.
This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.

2.
The Option price shall be $PRICE per Share.

3.
This Option is not transferable by the Director otherwise than by will or the laws of descent and distribution, and is exercisable only by the Director during his lifetime. This Option may not be transferred, assigned, pledged, or hypothecated by the Director during his lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process.

4.
One-third of the Shares underlying this Option shall vest, i.e., become exercisable, on the first anniversary of the Grant Date, an additional one-third of the Shares underlying this Option shall vest on the second anniversary of the Grant Date and this Option shall be fully vested on the third anniversary of the Grant Date.

5.
This Option will expire ten (10) years from the date hereof, unless sooner terminated or canceled in accordance with the provisions of the Plan.

6.
This Option shall be exercised by delivering to the Secretary of the Company at its head office a written notice stating the number of Shares as to which the Option is exercised or by any other method the Company has approved. The written notice must be accompanied by payment of the full Option price for such Shares.

7.
All rights of the Director in this Option, to the extent that it has not been exercised, shall terminate upon the death of the Director (except as hereinafter provided). The Director may, by written notice to the Company, designate one or more persons, including his legal representative, who shall by reason of the Director's death acquire the right to exercise all or a portion of the Director's Option. The person so designated must exercise this Option within the term of this Option set forth in paragraph 5. The person designated to exercise this Option after the Director's death shall be bound by the provisions of the Plan.

8.
The Director hereby designates the following person(s) as the one(s) who may exercise this Option after his death as provided above:

Name:	Relationship:

Name:	Relationship:

  The Director agrees that the designation above shall apply to this Option and all previous options granted to the Director under the Plan, and this designation shall supercede all previous designations, unless otherwise the Director indicates otherwise.

  The Director may change the above designation at his pleasure by filing with the Secretary of the Company a written notice of change.

9.
The Director agrees to receive stockholder information, including copies of any annual report, proxy and Form 10K, from the investor relations section of the HP web site at www.hp.com. The Director acknowledges that additional copies of the Plan, Plan prospectus, Plan information and stockholder information are available upon written or telephonic request to the Company Secretary.

IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate the day and year first above written.

HEWLETT-PACKARD COMPANY
By	/s/ CARLTON S. FIORINA Carlton S. Fiorina Chairman and Chief Executive Officer
By	/s/ ANN O. BASKINS Ann O. Baskins Sr. Vice President, General Counsel and Secretary
Signed
Name of Director

QuickLinks

  Exhibit 10(p)(p)
HEWLETT-PACKARD COMPANY 1997 DIRECTOR STOCK PLAN COMMON STOCK PAYMENT AGREEMENT
HEWLETT-PACKARD COMPANY 1997 DIRECTOR STOCK PLAN OPTION AGREEMENT